Exhibit 99.2

Quarterly Financial Supplement FOR THE QUARTER ENDED SEPTEMBER 30, 2014

DDR Corp.

Table of Contents

Section	Page
Earnings Release & Financial Statements
Press Release	1 - 9

Joint Ventures
Summary	10
Income Statement	11
Balance Sheet	12

Investments
Transactions	13
Developments	14

Asset Summary
Portfolio Summary	15
Portfolio Detail	16
Leasing Summary	17 - 18
Top 50 Tenants	19

Balance Sheet Summary
Capital Structure	20
Debt / EBITDA	21
Debt Summary	22
Consolidated Debt Detail	23 - 25
Unconsolidated Debt Detail	26 - 27

Analyst Information and Reporting Policies
Analyst Coverage	28
Notable Policies	29 - 30

Property list available online at http://www.ddr.com

DDR considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectations for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; constructing properties or expansions that produce a desired yield on investment; ability to sell assets on commercially reasonable terms; ability to secure equity or debt financing on commercially acceptable terms or at all; or ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; and the finalization of the financial statements for the three month period ended September 30, 2014. For additional factors that could cause the results of the Company to differ materially from these indicated in the forward-looking statements, please refer to the Company’s Form 10-K for the year ended December 31, 2013, as amended. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

For immediate release:

Media Contact:	Investor Contact:
Matt Schuler	Matt Lougee
mschuler@ddr.com	mlougee@ddr.com
216.755.5500	216.755.5500

DDR REPORTS OPERATING FFO PER DILUTED SHARE OF $0.29

FOR THE QUARTER ENDED SEPTEMBER 30, 2014

BEACHWOOD, OHIO, October 27, 2014 – DDR Corp. (NYSE: DDR) today announced operating results for the third quarter ended September 30, 2014.

Significant Third Quarter Activity

•	Generated Operating FFO of $0.29 per diluted share, a 3.6% increase from the third quarter of 2013

•	Executed 342 new leases and renewals for 2.7 million square feet

•	Increased the U.S. portfolio leased rate by 30 basis points to 95.6% from 95.3% at June 30, 2014 and by 80 basis points from 94.8% at September 30, 2013

•	Generated positive new leasing spreads of 23.6% on a pro rata basis, and positive renewal leasing spreads of 8.2% on a pro rata basis

•	Generated same store net operating income growth of 3.1% at 100% ownership and on a pro rata basis compared to the prior year

•	Acquired sole ownership of eight prime power centers, including seven from an existing joint venture with Blackstone, for $409 million at DDR’s share

•	Sold $297 million of assets; DDR’s pro rata gross proceeds were $290 million

•	In October, closed on a new unconsolidated joint venture with Blackstone that acquired a portfolio of 71 shopping centers with a total cost of $1.93 billion

“The continued execution of our strategic plan has resulted in another consistently strong quarter,” commented Daniel B. Hurwitz, DDR’s chief executive officer. “Our portfolio and operating platform continue to perform at a high level and the outlook for our business remains robust.”

Financial Highlights

•	Third quarter operating funds from operations attributable to common shareholders (“Operating FFO”) increased $16.2 million to $106.2 million, or $0.29 per diluted share, compared to $90.0 million, or $0.28 per diluted share, for the prior-year comparable period.

•	Third quarter net income attributable to common shareholders was $63.0 million, or $0.17 per diluted share, which compares to net loss of $7.0 million, or $0.02 per diluted share, for the prior-year comparable period.

Significant Third Quarter Operating Activity

•	Executed 148 new leases totaling 0.7 million square feet at positive spreads of 23.6% on a pro rata basis

•	Executed 194 renewal leases totaling 2.0 million square feet at positive spreads of 8.2% on a pro rata basis

•	Increased the annualized base rent per occupied square foot to $13.65 at September 30, 2014 as compared to $13.19 at September 30, 2013

Significant Third Quarter Transactional Activity

•	Acquired sole ownership of a portfolio of seven prime power centers totaling 2.3 million square feet that were previously owned in a joint venture with Blackstone for $377 million at DDR’s share. The investment was funded through a combination of preferred equity repayment, the assumption of existing mortgage debt and cash.

•	Acquired one consolidated prime power center totaling 0.2 million square feet for $31.5 million.

•	Sold seven consolidated operating shopping centers totaling 2.0 million square feet and two land parcels generating gross proceeds of $263 million. A net gain of $59.4 million was recorded related to these sales. One of the land parcels sold was the entire remaining acreage of land held for development in Russia. The Company no longer has any real estate investments in Russia.

•	In October, acquired (through a joint venture with partner, Blackstone) a portfolio of 71 shopping centers from American Realty Capital Properties, Inc. The joint venture assumed approximately $437 million of senior non-recourse debt and has also originated an additional $800 million non-recourse loan facility. The Company’s investment includes $20 million of common equity and $300 million in preferred equity with a fixed dividend rate of 8.5% and the Company will provide customary leasing and management services. An affiliate of Blackstone owns 95% of the common equity of the joint venture and an affiliate of DDR owns the remaining 5%. DDR has the right of first offer to acquire ten of the assets under specified conditions consistent with past transactions with Blackstone.

CEO Succession

•	As previously announced, Daniel B. Hurwitz, chief executive officer, and the Board of Directors agreed not to renew Mr. Hurwitz’s employment agreement, which expires December 31, 2015. The Board of Directors has retained an executive search firm to assist in the process of securing Mr. Hurwitz’s successor.

2014 Guidance

•	The Company is revising its 2014 guidance for Operating FFO to a range between $1.15 to $1.17 per diluted share from $1.14 to $1.18 per diluted share.

Non-GAAP Disclosures

FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry and a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group. Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with generally accepted accounting principles (“GAAP”), is necessarily indicative of cash available to fund cash needs and should be considered as an alternative to net income computed in accordance with GAAP as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity.

FFO is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments, (iv) extraordinary items and (v) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income from joint ventures and equity income from non-controlling interests and the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company calculates Operating FFO by excluding the non-operating charges and gains described below. The Company computes FFO in accordance with the NAREIT definition. Other real estate companies may calculate FFO and Operating FFO in a different manner. Operating FFO is useful to investors as the Company removes these charges and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. A reconciliation of net income (loss) to FFO and Operating FFO is presented herein.

Safe Harbor

DDR Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; constructing properties or expansions that produce a desired yield on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the success of our capital recycling strategy; and the finalization of the financial statements for the three-month period ended September 30, 2014. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company’s Form 10-K for the year ended December 31, 2013, as amended. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

About DDR Corp.

DDR is an owner and manager of 456 value-oriented shopping centers representing 125 million square feet in 42 states and Puerto Rico. The Company’s assets are concentrated in high barrier-to-entry markets with stable populations and high growth potential and its portfolio is actively managed to create long-term shareholder value. DDR is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol DDR. Additional information about the Company is available at www.ddr.com, as well as on Twitter, LinkedIn and Facebook.

Conference Call and Supplemental Information

A copy of the Company’s Supplemental package is available upon request to Brooke Vanek at the Company’s corporate office, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or at www.ddr.com.

The Company will hold its quarterly conference call tomorrow, October 28, 2014, at 10:00 a.m. Eastern Time. To participate, please dial 866.318.8614 (domestic) or 617.399.5133 (international) at least ten minutes prior to the scheduled start of the call. When prompted, provide the passcode: 73809437. The conference call webcast will be recorded and available for replay beginning at 12:00 p.m. ET on October 28, 2014 through the Investors portion of DDR’s website, http://ir.ddr.com/events.cfm.

DDR Corp.

Income Statement: Consolidated Interests

$ in thousands, except per share
	3Q14	3Q13	9M14	9M13
Revenues:
Minimum rents (1)	$175,771	$140,389	$518,838	$406,274
Percentage rent	519	854	2,810	3,116
Recoveries	59,261	45,963	175,353	133,234
Ancillary income	6,476	7,795	18,829	20,698
Other revenues (2)	922	1,116	5,403	6,626

	242,949	196,117	721,233	569,948
Expenses (3):
Operating and maintenance	37,311	33,107	109,448	96,257
Real estate taxes	35,681	26,694	106,132	77,434

	72,992	59,801	215,580	173,691

Net operating income	169,957	136,316	505,653	396,257

Other income (expense):
Fee income	7,594	10,283	23,696	31,195
Interest income	2,652	6,692	8,937	20,365
Interest expense (4)	(58,115)	(54,740)	(179,908)	(157,346)
Depreciation and amortization	(99,480)	(70,015)	(302,901)	(198,609)
General and administrative (5)	(19,540)	(19,246)	(58,878)	(59,123)
Other income (expense), net (6)	(2,758)	(2,282)	(11,881)	(3,287)
Impairment charges (7)	(1,813)	(9,260)	(18,898)	(22,902)

(Loss) income before earnings from equity method investments and other items	(1,503)	(2,252)	(34,180)	6,550
Equity in net income of joint ventures	3,620	3,780	10,241	5,543
Impairment of joint venture investments	0	0	(9,100)	0
Gain on sale and change in control of interests, net	3,984	0	87,814	1,066
Income (loss) from discontinued operations (8)	57,906	(3,258)	68,697	(27,872)
Tax benefit (expense)	212	(404)	(1,120)	(2,463)
Gain on disposition of real estate, net of tax	2,262	1,929	2,645	347

Net income (loss)	66,481	(205)	124,997	(16,829)
Income (loss) attributable to non-controlling interests	2,125	(170)	2,985	(556)

Net income (loss) attributable to DDR	68,606	(375)	127,982	(17,385)
Write-off of preferred share original issuance costs	0	0	(1,943)	(5,246)
Preferred dividends	(5,594)	(6,608)	(18,460)	(21,113)

Net income (loss) attributable to Common Shareholders	63,012	(6,983)	107,579	(43,744)

FFO:
Net income (loss) attributable to common shareholders	63,012	(6,983)	107,579	(43,744)
Depreciation and amortization of real estate investments	99,542	72,421	304,286	207,560
Equity in net income of joint ventures	(3,620)	(3,780)	(10,241)	(5,543)
Joint ventures’ FFO	8,387	12,731	24,507	37,103
Non-controlling interests (OP units)	223	54	509	162
Impairment of depreciable real estate	365	24,136	11,856	64,237
Gain on disposition of depreciable real estate, net	(57,105)	(8,701)	(159,753)	(7,417)

FFO attributable to Common Shareholders	110,804	89,878	278,743	252,358
Non-operating items, net (9)	(4,589)	147	29,445	9,814

Operating FFO	$106,215	$90,025	$308,188	$262,172

FFO per share – Diluted (10)	$0.31	$0.28	$0.77	$0.79
Operating FFO per share – Diluted (10)	$0.29	$0.28	$0.85	$0.82

DDR Corp.

Balance Sheet: Consolidated Interests

$ in thousands	At Quarter End
	3Q14	4Q13
Assets:
Land	$2,251,513	$2,209,970
Buildings	7,167,118	6,949,440
Fixtures and tenant improvements	628,407	599,221

	10,047,038	9,758,631
Less: Accumulated depreciation	(1,893,315)	(1,823,199)

	8,153,723	7,935,432
Land held for development and construction in progress	449,822	452,980
Real estate held for sale, net	0	12,670

Real estate, net	8,603,545	8,401,082

Investments in and advances to joint ventures	161,737	448,008
Cash	134,320	86,664
Restricted cash	8,250	33,476
Notes receivable, net	57,645	78,338
Receivables, including straight-line rent, net	128,414	129,513
Other assets, net (11)	531,780	515,992

Total Assets	9,625,691	9,693,073

Liabilities and Equity:
Revolving credit facilities	23,457	29,133
Unsecured debt	2,762,893	2,754,120
Unsecured term loan	350,000	350,000
Mortgage and other secured debt	2,099,694	2,161,421

	5,236,044	5,294,674
Dividends payable	61,323	55,107
Other liabilities (12)	459,787	415,413

Total Liabilities	5,757,154	5,765,194

Preferred shares	350,000	405,000
Common shares	36,034	35,938
Paid-in-capital	5,434,217	5,417,363
Accumulated distributions in excess of net income	(1,975,043)	(1,915,638)
Deferred compensation obligation	17,057	16,702
Accumulated other comprehensive income	(8,445)	(36,493)
Less: Common shares in treasury at cost	(18,475)	(18,211)
Non-controlling interests	33,192	23,218

Total Equity	3,868,537	3,927,879

Total Liabilities and Equity	$9,625,691	$9,693,073

DDR Corp.

Income Statement: Unconsolidated Interests at 100%

$ in thousands
	3Q14	3Q13	9M14	9M13
Revenues:
Minimum rents	$87,526	$127,576	$286,974	$383,650
Percentage rent	315	393	1,090	1,451
Recoveries	24,056	31,288	72,668	93,817
Other revenues	8,076	16,744	31,791	48,881

	119,973	176,001	392,523	527,799
Expenses:
Operating and maintenance	25,535	40,750	94,260	120,884
Real estate taxes	14,489	20,349	43,527	61,246

	40,024	61,099	137,787	182,130

Net operating income	79,949	114,902	254,736	345,669

Other income (expense):
Interest expense	(41,764)	(56,453)	(141,776)	(169,935)
Depreciation and amortization	(35,579)	(56,502)	(119,641)	(173,333)
Impairment charges	(11,093)	(13,390)	(11,693)	(51,713)
Tax expense	0	(6,446)	(6,565)	(20,299)
Other expense, net	(188)	(1,916)	(3,024)	(2,229)

	(88,624)	(134,707)	(282,699)	(417,509)

Loss from continuing operations	(8,675)	(19,805)	(27,963)	(71,840)
Loss from discontinued operations	(55)	(11,196)	(844)	(22,604)
Gain (loss) on disposition of discontinued operations, net	4,713	(21,228)	28,224	(27,133)
Gain on disposition of real estate, net	3,833	151	3,833	794

Net (loss) income	(184)	(52,078)	3,250	(120,783)
Loss attributable to non-controlling interests	0	(5,800)	(2,023)	(19,715)

Net (loss) income attributable to unconsolidated joint ventures	(184)	(57,878)	1,227	(140,498)
Depreciation and amortization of real estate investments	35,574	58,544	118,020	180,909
Impairment of depreciable real estate	11,093	21,874	11,693	66,437
(Gain) loss on disposition of depreciable real estate, net	(8,546)	21,228	(31,965)	26,655

FFO	37,937	43,768	98,975	133,503
FFO at DDR’s ownership interests	8,387	12,731	24,507	37,103
Operating FFO at DDR’s ownership interests	8,387	12,331	24,643	36,413

Net income at DDR’s ownership interests	3,316	2,800	9,483	4,328
Basis differences	304	980	758	1,215

Equity in net income of joint ventures	$3,620	$3,780	$10,241	$5,543

DDR Corp.

Balance Sheet: Unconsolidated Interests at 100%

$ in thousands	At Quarter End
	3Q14	4Q13
Assets:
Land	$1,080,086	$1,275,232
Buildings	2,917,565	3,940,806
Fixtures and tenant improvements	168,575	266,851

	4,166,226	5,482,889
Less: Accumulated depreciation	(814,365)	(839,867)

	3,351,861	4,643,022
Land held for development and construction in progress	56,713	116,088

Real estate, net	3,408,574	4,759,110
Cash and restricted cash	95,768	282,866
Receivables, including straight-line rent, net	68,951	101,003
Other assets, net	97,959	196,615

Total Assets	3,671,252	5,339,594

Liabilities and Equity:
Mortgage debt	2,572,521	3,282,643
Notes and accrued interest payable to DDR	142,502	127,679
Other liabilities	142,521	245,368

Total Liabilities	2,857,544	3,655,690

Redeemable preferred equity	38,635	71,771
Accumulated equity	775,073	1,612,133

Total Liabilities and Equity	$3,671,252	$5,339,594

DDR Corp.

Financial Statements: Footnotes

$ in millions, except per share
Includes discontinued operations		3Q14	3Q13	9M14	9M13

(1)	Minimum rents:
	Straight-line rent, net	$1.5	$1.2	$4.0	$4.3
	Below-market rent, net	0.3	0.3	0.8	0.2
	Ground lease revenue	8.5	6.5	24.5	18.1

(2)	Other revenues:
	Lease termination fees	0.7	1.0	4.1	6.2
	Other miscellaneous	0.2	0.1	1.3	0.4

(3)	Operating expenses:
	Recoverable expenses (excludes discontinued operations)	(65.5)	(51.3)	(193.5)	(148.6)
	Non-recoverable expenses (excludes discontinued operations)	(7.5)	(8.5)	(22.1)	(25.1)
	Straight-line ground rent expense	(0.2)	(0.3)	(0.8)	(0.9)
	Expensed costs of suspended developments	(0.1)	(0.6)	(0.8)	(1.7)

(4)	Non-cash interest expense:
	Convertible debt accretion	(2.9)	(2.7)	(8.5)	(8.0)
	Debt fair value amortization	4.1	1.3	12.5	2.5
	Loan cost amortization	(3.1)	(3.0)	(9.5)	(9.0)
	Interest expense (capitalized)	2.7	2.0	6.6	6.8

(5)	General and administrative expenses:
	Stock compensation expenses	(1.9)	(1.9)	(5.8)	(5.6)
	Internal leasing expenses	(1.7)	(1.8)	(5.6)	(5.7)
	Construction administrative costs (capitalized)	2.5	2.4	7.3	6.9

(6)	Other income (expense):
	Transactions and other	(1.6)	(1.9)	(9.7)	(2.4)
	Litigation expenses	(1.2)	(0.4)	(2.2)	(1.2)
	Debt extinguishment, net	0.0	0.0	0.0	0.3

(7)	Impairment charges:
	Land held for development	0.0	0.0	13.2	0.0
	Undeveloped land	1.4	0.0	1.8	2.6
	Assets marketed for sale	0.4	9.2	3.9	20.3

(8)	Discontinued operations:
	Revenues	5.6	15.1	21.2	50.9
	Expenses	(4.8)	(12.2)	(18.7)	(42.1)
	Impairments	(0.0)	(14.9)	(8.1)	(43.9)
	Gain on disposition of real estate, net	57.1	8.7	74.3	7.2

	Net income (loss)	57.9	(3.3)	68.7	(27.9)

DDR Corp.

Financial Statements: Footnotes

$ in millions, except per share
Includes discontinued operations		3Q14	3Q13	9M14	9M13

(9)	Non-operating items excluded from Operating FFO:
	Non-cash impairment charges – non-depreciable assets	$1.4	$0.0	$24.2	$2.6
	Transaction, litigation, debt extinguishment costs, other	2.8	2.4	12.1	4.0
	Joint ventures – currency, other	0.0	(0.4)	0.1	(0.7)
	Non-cash gain on sale of non-depreciable real estate, net of non-controlling interests and foreign currency	(4.8)	(1.9)	(4.9)	(0.2)
	Non-cash gain on sale and change in control of interests, net	(4.0)	0.0	(4.0)	(1.1)
	Non-cash write-off of preferred share original issuance costs	0.0	0.0	1.9	5.2

		(4.6)	0.1	29.4	9.8
(10)	Outstanding per share information:
	Common shares (at quarter end)	360.2	324.1	360.2	324.1
	OP units (at quarter end)	1.4	0.4	1.4	0.4

	Total shares and units (at quarter end)	361.6	324.5	361.6	324.5
	Weighted average shares and units – Basic – EPS	358.0	318.2	357.8	316.1
	Assumed conversion of dilutive securities	0.5	0.0	0.5	0.0

	Weighted average shares and units – Diluted – EPS	358.5	318.2	358.3	316.1
	Weighted average shares and units – Basic – FFO & OFFO	361.0	320.6	360.2	318.7
	Assumed conversion of dilutive securities	0.5	0.5	0.5	0.5

	Weighted average shares and units – Diluted – FFO & OFFO	361.5	321.1	360.7	319.2
	Earnings per common share – Basic	$0.17	$(0.02)	$0.30	$(0.14)
	Earnings per common share – Diluted	$0.17	$(0.02)	$0.30	$(0.14)
	FFO per share – Basic	$0.31	$0.28	$0.77	$0.79
	FFO per share – Diluted	$0.31	$0.28	$0.77	$0.79
	Operating FFO per share – Diluted	$0.29	$0.28	$0.85	$0.82
	Common stock dividends declared, per share	$0.155	$0.135	$0.465	$0.405

(11)	Intangible assets, net (at quarter and year end)			428.1	409.6

(12)	Below-market leases, net (at quarter and year end)			139.6	123.9

Additional financial information:

	Capital expenditures (DDR share):
	Leasing	$9.8	$9.2	$30.5	$29.5
	Maintenance – total	6.0	2.9	9.2	5.4
	Maintenance PSF of owned GLA – non reimbursable			0.16	0.10

	Miscellaneous (DDR share):
	Est. value of land owned adjacent to existing centers (at 12/31/13)			$35.0
	Cost basis of headquarters (non-income producing, at quarter end)			40.0

DDR Corp.

Unconsolidated Joint Ventures

$, GLA in millions						Gross
		DDR	Operating	Owned		Book
	Partner	Own %	Properties	GLA	ABR	Value	Debt
DDRTC Core Retail Fund	TIAA-CREF	15%	26	8.4	$103.6	$1,544.5	$815.0
DDR Domestic Retail Fund I	Various	20%	57	8.0	89.1	1,401.9	920.3
DDR-SAU Retail Fund	State of Utah	20%	27	2.4	25.4	311.4	177.7
DDR Markaz II	Kuwait Financial Centre	20%	11	1.4	15.1	186.5	135.4
BRE DDR Retail Holdings I	Blackstone Real Estate Partners VII	5%	13	1.9	17.8	160.1	110.8
Other	Various	Various	13	2.0	20.1	246.5	141.0
Coventry II (1)	Coventry II Fund	10% - 20%	21	3.1	29.6	372.0	272.3

Total			168	27.2	$300.7	$4,222.9	$2,572.5

(1)	Includes 18 assets in which the Company does not have an economic interest.

DDR Corp.

Joint Venture Income Statement

	At 100%		At DDR Share
	9M14	3Q14	3Q14
Revenues:
Minimum rents (1)	$287.0	$87.5	$15.7
Percentage rent	1.1	0.3	0.1
Recoveries	72.6	24.1	4.4
Other revenues	31.8	8.1	1.6

	392.5	120.0	21.8
Expenses:
Operating and maintenance	94.3	25.5	4.2
Real estate taxes	43.5	14.5	2.7

	137.8	40.0	6.9

Net operating income	254.7	80.0	14.9

Other income (expense):
Interest expense (2)	(141.8)	(41.8)	(6.5)
Depreciation and amortization	(119.6)	(35.6)	(5.7)
Impairment charges	(11.7)	(11.1)	(0.8)
Tax expense	(6.6)	0.0	0.0
Other expense, net	(3.0)	(0.2)	0.0

	(282.7)	(88.7)	(13.0)
(Loss) income from continuing operations	(28.0)	(8.7)	1.9
Loss from discontinued operations	(0.8)	0.0	0.0
Gain on disposition of discontinued operations, net	28.2	4.7	0.9
Gain on disposition of real estate, net	3.8	3.8	0.5

Net income (loss)	3.2	(0.2)	3.3
Loss attributable to non-controlling interests	(2.0)	0.0	0.0

Net income (loss) attributable to unconsolidated joint ventures	1.2	(0.2)	3.3
Depreciation and amortization of real estate investments	118.0	35.5	5.7
Impairment of depreciable real estate	11.7	11.1	0.8
Gain on disposition of depreciable real estate, net	(31.9)	(8.5)	(1.4)

Funds From Operations:	$99.0	$37.9	$8.4

Net income at DDR ownership interests	$9.5	$3.3	$3.3
Basis differences	0.7	0.3	0.3

Equity in net income of joint ventures	10.2	3.6	3.6
FFO at DDR's ownership interests	$24.5	$8.4
Operating FFO at DDR's ownership interests	$24.6	$8.4

(1) Straight-line rent, net	2.4	0.3	0.0
(2) Non-cash interest expense	(2.9)	(1.0)	(0.1)

DDR Corp.

Joint Venture Balance Sheet (1)

	At 100%
	3Q14	4Q13
Land	$1,080.1	$1,275.2
Buildings	2,917.6	3,940.8
Fixtures and tenant improvements	168.6	266.9

	4,166.3	5,482.9
Less: Accumulated depreciation	(814.4)	(839.9)

	3,351.9	4,643.0
Land held for development and construction in progress	56.7	116.1

Real estate, net	3,408.6	4,759.1

Cash and restricted cash (2)	95.8	282.9
Receivables, including straight-line rent, net	68.9	101.0
Other assets, net	97.9	196.6

	3,671.2	5,339.6

Mortgage debt	2,572.5	3,282.6
Notes and accrued interest payable to DDR	142.5	127.7
Other liabilities	142.5	245.4

	2,857.5	3,655.7
Redeemable preferred equity	38.6	71.8
Accumulated equity	775.1	1,612.1

	$3,671.2	$5,339.6

	At DDR Share
	3Q14	4Q13
Land	$193.5	$234.1
Buildings	537.3	800.8
Fixtures and tenant improvements	31.0	64.4

	761.8	1,099.3

Less: Accumulated depreciation	(158.2)	(174.5)

	603.6	924.8
Land held for development and construction in progress	5.9	25.4

Real estate, net	609.5	950.2

Cash and restricted cash	18.8	81.0
Receivables, including straight-line rent, net	14.8	27.5
Other assets, net (3)	14.5	32.3
Disproportionate share of equity (4)	34.6	63.4

	692.2	1,154.4

Mortgage debt (5) (6)	479.4	630.1
Notes and accrued interest payable to DDR	14.6	13.0
Other liabilities	24.4	57.2

	518.4	700.3
Redeemable preferred equity	38.6	71.8

	557.0	772.1
Accumulated equity	137.3	387.0
Disproportionate share of equity (4)	(2.1)	(4.7)

	$692.2	$1,154.4

(1) Exchange rate of BRL / USD at year end 2013	N/A	2.35
(2) Amount attributable to SSB BV Sarl at year end 2013	N/A	191.9
(3) Intangible assets at DDR share	6.2	12.1
(4) Adjustments represent promoted equity and minority interests
(5) Fair market value of debt adjustment at DDR's share	0.1	0.6
(6) Non-recourse mortgage debt with a zero basis at DDR's share	$18.8	$20.9

DDR Corp.

Transactions

$ in millions, GLA in thousands
		DDR	Total	At 100%		At DDR Share
Date	Location	Own. %	GLA	Price	Debt	Price	Debt	Anchors

Acquisitions
4/14	Colorado Springs, CO	100%	225.1	$30.6	$12.9	$30.6	$12.9	Natural Grocers, Ross Dress for Less, PetSmart, Golfsmith, 24 Hour Fitness, Sports Authority
5/14	Cincinnati, OH	100%	429.7	29.5	0.0	29.5	0.0	Costco, Target, Barnes & Noble, Best Buy, Michaels
5/14	Sacramento, CA	100%	275.2	86.3	0.0	86.3	0.0	REI, Bed Bath & Beyond, buybuy Baby, Cost Plus World Market, Macy's Furniture Gallery
6/14	Chicago, IL	100%	240.1	118.4	35.5	118.4	35.5	Nordstrom Rack, Dick's Sporting Goods, T.J. Maxx, Burlington
8/14	Philadelphia, PA	100%	167.7	31.5	0.0	31.5	0.0	Bed Bath & Beyond, Stein Mart, PetSmart, AFC Fitness
9/14	Portfolio of 7 former Blackstone Assets (1)	100%	2,288.1	397.2	205.3	377.3	205.3	Target, Walmart, Wegmans, Kohl's, Dick's Sporting Goods, T.J. Maxx, Ross Dress For Less, Bed Bath & Beyond

			3,625.9	$693.5	$253.7	$673.6	$253.7

Dispositions
1/14	Norcross, GA	100%	83.4	$10.0	$0.0	$10.0	$0.0	Ingles
1/14	Tonawanda, NY	100%	121.8	5.0	0.0	5.0	0.0	Best Fitness
1/14	Camp Hill, PA	100%	62.9	3.0	0.0	3.0	0.0	Michaels
1/14	Hagerstown, MD	100%	89.9	12.7	0.0	12.7	0.0	Hobby Lobby
2/14	Longview, TX	20%	40.5	3.9	3.7	0.8	0.7	—
2/14	Charleston, SC	100%	236.3	16.0	0.0	16.0	0.0	Home Décor Liquidators, Northern Tool
2/14	Fenton, MO	100%	100.4	10.3	0.0	10.3	0.0	Aldi
2/14	Riverdale, UT	93%	427.8	54.3	0.0	50.5	0.0	Best Buy, Gordman's, Jo-Ann
3/14	Victor, NY	100%	55.9	5.5	0.0	5.5	0.0	—
3/14	Greensboro, NC	100%	151.4	7.2	0.0	7.2	0.0	Food Lion, Staples
3/14	San Antonio, TX	20%	230.7	49.7	20.0	9.9	4.0	Ross Dress for Less, PetSmart, Office Depot
3/14	Goodlettsville, TN	20%	84.4	7.4	6.4	1.5	1.3	Kroger
3/14	Oxford, MS	20%	71.9	4.7	0.0	0.9	0.0	Kroger
4/14	St. John, MO	100%	94.2	12.8	0.0	12.8	0.0	Shop 'N Save
4/14	Dunkirk, NY	100%	10.9	1.4	0.0	1.4	0.0	—
4/14	Houston, TX	100%	131.6	14.7	0.0	14.7	0.0	Lowe's
4/14	Erie, PA	100%	10.9	1.1	0.0	1.1	0.0	—
4/14	Cheektowaga, NY	5%	170.5	3.3	0.0	0.2	0.0	—
5/14	Olympia, WA	100%	35.8	3.7	0.0	3.7	0.0	Big Lots
5/14	Highland Ranch, CO	100%	43.5	4.8	0.0	4.8	0.0	Savers
5/14	Orlando, FL	20%	52.0	1.2	1.9	0.2	0.4	—
6/14	Lake Wales, FL	20%	116.0	17.9	0.0	3.6	0.0	Publix
6/14	Davie, FL	20%	70.3	11.6	5.9	2.3	1.2	Publix
6/14	Westland, MI	100%	13.9	3.1	0.0	3.1	0.0	—
7/14	Worcester, MA	100%	107.9	3.2	0.0	3.2	0.0	—
7/14	Lakeland, FL	100%	77.6	7.5	0.0	7.5	0.0	Bealls
8/14	Starkville, MS	100%	133.7	9.2	0.0	9.2	0.0	JCPenney, Kroger
9/14	Boiling Springs, SC	100%	102.3	5.8	0.0	5.8	0.0	Ingles
9/14	Utah Portfolio	100%	1,618.8	222.7	0.0	222.7	0.0	Walmart, Dick’s Sporting Goods, Babies "R" Us, Bed Bath & Beyond, Jo-Ann
	Land sales		0.0	30.1	0.0	23.6	0.0	—

Total Dispositions			4,547.2	$543.8	$37.9	$453.2	$7.6

Total Dispositions - Q3 2014			2,040.3	$267.3	$0.0	$260.7	$0.0

JV Interest Disposition (SSB) - Q2 2014				$409.8

(1)	DDR acquired its partner's 95% ownership interest in these assets.

DDR Corp.

Developments

$ in millions, GLA in thousands	At Quarter End			YTD Activity
				Net	Placed
	Land	CIP	Total	Spend	in Service
Consolidated
Ground up Projects in Progress	$35.6	$67.9	$103.5	$40.5	$101.3
Land Held for Development (1)	107.5	55.6	163.1	(13.9)	0.0
Substantially Completed Pending Lease Up	26.0	34.0	60.0	(0.1)	0.1
Redevelopment Projects	31.2	86.0	117.2	82.0	56.3
Leasing Capital Expenditures	0.0	6.0	6.0	28.1	26.6

	$200.3	$249.5	$449.8	$136.6	$184.3
Unconsolidated at 100%
Land Held for Development	$50.2	$4.5	$54.7	$1.7	$0.0
Redevelopment Projects	0.0	0.7	0.7	8.4	8.2
Leasing Capital Expenditures	0.0	1.3	1.3	14.2	14.3

	$50.2	$6.5	$56.7	$24.3	$22.5

	Estimated
	Anchor	Total	Owned	Net	Incurred	Placed
	Opening	GLA (2)	GLA (2)	Cost (3)	to Date	in Service	Anchors
Development
Chicago, IL	2Q14	240.1	240.1	$118.4	$115.9	$107.2	Dick's Sporting Goods, Nordstrom Rack, T.J. Maxx
Orlando, FL	4Q15	402.9	367.1	100.8	28.0	0.0	Epic Theater
Seabrook, NH	2Q14	368.4	173.2	89.5	76.9	49.6	Walmart, Dick's Sporting Goods, PetSmart, Michaels, Ulta
New Haven, CT	4Q15	130.2	130.2	62.7	25.1	0.0
Kansas City, KS	3Q14	419.0	60.0	20.2	15.9	1.5	IKEA, Hobby Lobby

		1,560.6	970.6	$391.6	$261.8	$158.3
Redevelopment
San Juan, PR		88.5	88.5	$27.7	$26.7	$21.5	Food court, Victoria's Secret, Aeropostale
Tampa, FL		126.9	119.9	17.4	11.8	9.5	Ross Dress for Less, Marshalls, Michaels, PetSmart, Five Below
Phoenix, AZ		203.6	203.6	14.4	9.3	7.9	Sprouts, Michaels, Marshalls, PetSmart
Richmond, VA		129.5	62.8	13.7	4.6	0.5	Martin's, Petco
Fajardo, PR		36.3	36.3	8.8	8.2	8.0	PetSmart, Shoe Carnival
Columbia, SC		47.1	47.1	8.6	5.8	0.2	Nordstrom Rack
Chicago, IL		12.7	12.7	5.0	4.8	1.5	Trader Joe's
Tampa, FL		35.7	35.7	2.8	1.9	0.3	Nordstrom Rack

		680.3	606.6	$98.4	$73.1	$49.4

	DDR's	Total	DDR Share		DDR's	Total	DDR Share
Land Held (1)	Own. %	Acreage	Acreage	Land Held (1)	Own. %	Acreage	Acreage
Chicago, IL	50%	106	53	Toronto, CAN	50%	31	15
Gulfport, MS	100%	86	86	Toronto, CAN	50%	29	14
Ukiah, CA	50%	66	33	Isabela, PR	80%	11	9
Raleigh, NC	100%	38	38

(1)	Basis at DDR share is $131.5 million.
(2)	Includes only the expansion or redevelopment GLA.
(3)	Includes receipts and expected future reductions from land sales and reimbursements.

DDR Corp.

Portfolio Summary

$, GLA in millions, except PSF

	Total	Prime	Puerto Rico
At 100%
Operating Centers	385	283	15
Owned GLA	75.7	64.8	4.1
Ground Lease GLA	5.9	5.5	0.7
Additional Unowned	24.7	22.4	0.3
Base Rent PSF	$13.65	$14.14	$19.62
Leased Rate	95.6%	96.3%	96.0%
Commenced Rate	94.4%	95.5%	95.6%

Metrics at DDR Share
Owned GLA	56.8	50.3	4.1
Ground Lease GLA	5.0	4.8	0.7
Base Rent PSF	$13.98	$14.34	$19.62
Leased Rate	96.0%	96.6%	96.0%
% of NOI	—	93.8%	13.5%

	Same Store NOI at 100%				Same Store NOI at DDR Share
	3Q14	3Q13	Change		3Q14	3Q13	Change
Same Store Leased Rate	95.5%	95.3%	0.2%		96.0%	96.0%	0.0%

Revenues:
Base Rents	$218.0	$212.7	2.5%		$165.1	$160.9	2.6%
Recoveries	71.8	69.3	3.5%		56.4	54.7	3.1%
Other	5.4	5.2	3.6%		4.5	4.4	2.7%

	295.2	287.2	2.7%		226.0	220.0	2.7%
Expenses:
Operating	(51.3)	(50.5)	1.5%		(39.1)	(38.5)	1.3%
Real Estate Taxes	(42.0)	(40.8)	3.1%		(32.8)	(31.9)	2.8%

	(93.3)	(91.3)	2.2%		(71.8)	(70.4)	2.0%

Same Store NOI	$201.9	$195.9	3.1%		$154.2	$149.6	3.1%
Non-Same Store NOI (1)	48.0	55.3			30.3	8.9

	$249.9	$251.2			$184.5	$158.5

Same Store NOI Reconciliation to Income Statement

Consolidated at 100%:				Consolidated at DDR Share:
Revenues	$243.0	$196.1		DDR Share	$170.0	$136.3
Expenses	(73.0)	(59.8)		JV Share	(0.4)	(0.4)

	$170.0	$136.3			$169.6	$135.9
Unconsolidated at 100%:				Unconsolidated at DDR Share:
Revenues	$119.9	$176.0		Revenues	$21.8	$32.6
Expenses	(40.0)	(61.1)		Expenses	(6.9)	(10.0)

	$79.9	$114.9			$14.9	$22.6

Total	$249.9	$251.2		Total	$184.5	$158.5

(1)	Brazil is excluded from the same-store pool.

DDR Corp.

Portfolio Detail (at 100%)

Lease Expiration Schedule
	Greater than 10,000 SF				Less than 10,000 SF
		ABR	Rent	% of		ABR	Rent	% of
Year	Leases	(mil)	PSF	ABR	Leases	(mil)	PSF	ABR
2014	12	$2.9	$10.51	0.3%	190	$9.5	$20.72	1.0%
2015	134	42.5	10.44	4.5%	855	46.8	21.84	5.0%
2016	218	74.2	11.18	7.9%	909	54.1	22.26	5.8%
2017	217	82.9	10.68	8.8%	853	50.1	22.09	5.3%
2018	214	76.5	11.09	8.2%	796	55.4	23.36	5.9%
2019	215	84.9	10.79	9.0%	537	36.2	22.76	3.9%
2020	131	46.7	11.08	5.0%	166	13.0	22.34	1.4%
2021	102	41.9	10.55	4.5%	167	13.9	25.06	1.5%
2022	98	42.0	11.04	4.5%	189	16.4	25.11	1.7%
2023	103	38.1	10.82	4.1%	175	16.5	23.02	1.8%

2014-2023	1,444	$532.6	$10.82	56.8%	4,837	$311.9	$22.86	33.2%
Total Rent Roll	1,587	$598.0	$11.07	63.7%	5,234	$340.2	$22.67	36.3%

Annual Metrics
Period		Leased	ABR
Ending	Centers	Rate	PSF
3Q 2014	385	95.6%	$13.65
YE 2013	406	95.0%	13.35
YE 2012	444	94.1%	12.77
YE 2011	422	93.3%	12.54
YE 2010	476	92.3%	12.46
YE 2009	534	91.2%	12.27
YE 2008	611	92.6%	12.34
YE 2007	619	95.8%	12.22
YE 2006	370	96.2%	11.57
YE 2005	379	96.3%	11.30
YE 2004	373	95.4%	11.13
YE 2003	274	95.1%	10.82
YE 2002	189	95.9%	10.58
YE 2001	192	95.4%	10.03
YE 2000	190	96.9%	9.66
YE 1999	186	95.7%	9.20
YE 1998	159	96.5%	8.99
YE 1997	123	96.1%	8.49
YE 1996	112	94.8%	7.85
YE 1995	106	96.3%	7.60
YE 1994	84	97.1%	5.89
YE 1993	69	96.2%	5.60
YE 1992	53	95.4%	5.37

Leased Rate Breakdown
	Leased	% of	% of
SF	Rate	GLA	Vacancy
< 5,000	85.7%	15.0%	48.2%
5,000-9,999	91.3%	8.8%	17.3%
> 10,000	98.0%	76.2%	34.5%

Total	95.6%	100.0%	100.0%

Portfolio Concentration
	% of		% of
	ABR	MSF	GLA
Florida	10.6%	9.3	11.4%
Georgia	9.3%	8.6	10.6%
Puerto Rico	8.6%	4.8	5.9%
Ohio	7.7%	6.9	8.4%
N. Carolina	7.6%	5.8	7.1%
New York	6.4%	6.8	8.3%
New Jersey	5.0%	3.2	4.0%
Illinois	4.3%	2.5	3.1%
California	3.8%	2.2	2.8%
Arizona	3.3%	2.2	2.7%

DDR Corp.

Leasing Summary

3Q14

GLA in thousands

			New	Prior
	# of		Rent	Rent		Wtd Avg	TA
	Leases	GLA	PSF	PSF	Spread	Term (Yrs)	PSF
Current Quarter at 100%
New Leases
Comparable	79	349	$19.12	$15.91	20.2%	8.4	$18.25
Non-comp	69	402	15.57	N/A	N/A	11.1	13.46

New Leases - Total	148	751	17.22	N/A	20.2%	9.8	15.71
Renewals	194	1,959	13.91	12.88	8.0%	5.6	0.34

Total	342	2,710	$14.83	$13.34	10.2%	6.8	$4.85

Current Quarter at DDR Share
New Leases
Comparable	79	286	$20.00	$16.18	23.6%	8.7	$20.67
Non-comp	69	291	17.51	N/A	N/A	11.2	8.22

New Leases - Total	148	577	18.74	N/A	23.6%	9.9	14.46
Renewals	194	1,610	14.05	12.98	8.2%	5.8	0.40

Total	342	2,187	$15.28	$13.46	11.0%	6.9	$4.35

Net Effective Rents	New	Renewals
	3Q14	3Q14
Square footage	751	1,959
Base rent	$18.54	$14.04
Tenant allowance	(1.61)	(0.06)
Landlord work	(1.09)	0.00
Third party leasing commissions	(0.18)	0.00

Equivalent net effective rent	$15.66	$13.98
Weighted average term in years	9.5	5.4

DDR Corp.

Leasing Summary

9M14

GLA in thousands

			New	Prior
	# of		Rent	Rent		Wtd Avg	TA
	Leases	GLA	PSF	PSF	Spread	Term (Yrs)	PSF
YTD at 100%
New Leases
Comparable	214	936	$17.75	$15.15	17.2%	8.3	$17.03
Non-comp	222	1,295	15.05	N/A	N/A	10.0	15.10

New Leases - Total	436	2,231	16.18	N/A	17.2%	9.3	15.87
Renewals	648	6,606	13.62	12.70	7.2%	5.6	0.21

Total	1,084	8,837	$14.27	$13.01	8.7%	6.5	$4.61

YTD at DDR Share
New Leases
Comparable	214	753	$18.14	$14.98	21.1%	8.5	$19.36
Non-comp	222	938	16.39	N/A	N/A	10.5	14.27

New Leases - Total	436	1,691	17.21	N/A	21.1%	9.6	16.52
Renewals	648	4,818	14.18	13.16	7.8%	5.6	0.21

Total	1,084	6,509	$14.96	$13.41	9.8%	6.7	$4.93

Net Effective Rents	New	Renewals
	9M14	9M14
Square footage	2,231	6,606
Base rent	$17.15	$13.76
Tenant allowance	(1.71)	(0.04)
Landlord work	(1.45)	0.00
Third party leasing commissions	(0.20)	0.00

Equivalent net effective rent	$13.79	$13.72
Weighted average term in years	9.0	5.6

DDR Corp.

Top 50 Tenants

$, GLA in millions

		# of Units		Base Rent			GLA			Credit Ratings
	Tenant	Owned	Total	at 100%	% of Total	Pro Rata	at 100%	% of Total	Pro Rata	(S&P/Moody's/Fitch)
1	TJX Companies (1)	95	96	$31.9	3.2%	$26.2	3.0	3.7%	2.4	A+ / A3 / NR
2	Bed Bath & Beyond (2)	78	79	27.8	2.8%	22.5	2.2	2.7%	1.7	A- / Baa1 / NR
3	Walmart (3)	28	68	27.1	2.7%	24.8	4.3	5.3%	4.0	AA / Aa2 / AA
4	PetSmart	84	85	25.7	2.6%	21.1	1.8	2.2%	1.4	BB+ / NR / NR
5	Kohl's	36	45	22.6	2.3%	17.4	3.2	3.9%	2.5	BBB+ / Baa1 / BBB+
6	Dick's Sporting Goods (4)	32	32	19.0	1.9%	13.5	1.5	1.8%	1.1	NR
7	Best Buy	31	36	18.7	1.9%	15.5	1.3	1.6%	1.1	BB / Baa2 / BB-
8	Ross Stores (5)	58	58	18.5	1.9%	13.7	1.7	2.1%	1.2	A- / NR / NR
9	Michaels	62	63	17.7	1.8%	13.9	1.4	1.7%	1.1	NR / B3 / NR
10	Office Depot (6)	60	63	17.0	1.7%	13.5	1.4	1.7%	1.1	B- / B2 / NR
11	AMC Theatres	9	10	16.4	1.7%	11.5	0.7	0.9%	0.5	B / NR / NR
12	Publix	37	40	15.4	1.6%	4.0	1.8	2.2%	0.5	NR
13	Gap (7)	58	58	14.8	1.5%	12.4	0.9	1.1%	0.8	BBB- / Baa3 / BBB-
14	Kroger (8)	31	32	13.5	1.4%	5.5	1.6	2.0%	0.6	BBB / Baa2 / BBB
15	Ascena (9)	104	104	11.5	1.2%	9.1	0.6	0.7%	0.5	NR
16	Lowe's	13	30	11.1	1.1%	10.4	1.7	2.1%	1.6	A- / A3 / NR
17	Jo-Ann	36	36	10.7	1.1%	8.9	1.0	1.2%	0.8	B / Caa1 / NR
18	Regal Cinemas	12	13	10.5	1.1%	8.1	0.7	0.9%	0.6	B+ / B1 / B+
19	Ulta	43	44	10.3	1.0%	8.4	0.5	0.6%	0.4	NR
20	Barnes & Noble	24	26	10.0	1.0%	8.3	0.6	0.7%	0.5	NR
21	Cinemark	12	12	9.9	1.0%	8.0	0.7	0.9%	0.5	BB- / NR / NR
22	Sports Authority	17	18	9.5	1.0%	9.5	0.7	0.9%	0.7	NR / B3 / NR
23	Home Depot	10	37	9.2	0.9%	9.0	1.1	1.3%	1.0	A / A2 / A-
24	Dollar Tree Stores	84	86	8.9	0.9%	6.4	0.8	1.0%	0.6	NR
25	Toys "R" Us (10)	25	29	8.7	0.9%	7.8	1.0	1.2%	0.9	B- / B3 / CCC
26	Tops Markets (11)	12	12	8.7	0.9%	4.5	0.8	1.0%	0.4	B / NR / NR
27	Staples	30	31	8.5	0.9%	6.5	0.6	0.7%	0.5	BBB- / Baa2 / BBB-
28	Petco	33	35	8.1	0.8%	6.7	0.5	0.6%	0.4	B / B2 / NR
29	Party City	40	41	7.8	0.8%	6.2	0.5	0.6%	0.4	B / B3 / NR
30	DSW	20	20	7.6	0.8%	6.1	0.5	0.6%	0.4	NR
31	Pier 1 Imports	34	37	7.1	0.7%	5.5	0.3	0.4%	0.3	NR
32	Hobby Lobby	16	19	6.3	0.6%	4.6	0.9	1.1%	0.7	NR
33	hhgregg	19	19	6.1	0.6%	4.9	0.6	0.7%	0.5	NR
34	Sears (12)	15	16	5.7	0.6%	4.5	1.4	1.7%	1.1	CCC+ / Caa1 / CCC
35	Burlington	11	11	5.6	0.6%	5.0	0.9	1.1%	0.7	B / B2 / NR
36	LA Fitness	9	10	5.6	0.6%	5.3	0.4	0.5%	0.4	NR
37	Nordstrom Rack	8	9	5.4	0.5%	4.4	0.3	0.4%	0.2	A- / Baa1 / A-
38	Whole Foods	5	5	5.3	0.5%	4.6	0.3	0.4%	0.2	BBB- / NR / NR
39	Famous Footwear	38	38	5.2	0.5%	4.3	0.3	0.4%	0.2	B+ / B1 / BB+
40	Five Below	39	39	5.2	0.5%	4.1	0.3	0.4%	0.3	NR
41	Beall's	17	17	5.1	0.5%	2.6	0.7	0.9%	0.4	NR
42	Royal Ahold (13)	7	7	4.9	0.5%	2.8	0.4	0.5%	0.2	BBB / Baa3 / BBB
43	Gamestop	97	97	4.7	0.5%	3.8	0.2	0.2%	0.1	NR
44	Shoe Carnival	30	30	4.7	0.5%	3.2	0.4	0.5%	0.2	NR
45	AT&T	49	49	4.6	0.5%	4.0	0.1	0.1%	0.1	A- / A3 / A
46	Panera	34	34	4.5	0.5%	3.4	0.2	0.2%	0.1	NR
47	Rainbow Apparel (14)	38	38	4.4	0.4%	4.0	0.2	0.2%	0.2	NR
48	Stein Mart	17	17	4.3	0.4%	2.6	0.6	0.7%	0.3	NR
49	Giant Eagle	5	5	4.2	0.4%	3.1	0.4	0.5%	0.3	NR
50	Hallmark	45	45	4.1	0.4%	3.0	0.2	0.2%	0.2	NR

	Top 50 Total	1,747	1,881	$540.1	54.4%	$419.1	48.2	59.1%	36.9
	Total Portfolio			$993.1	100.0%	$771.0	81.6	100.0%	61.8

(1)	T.J. Maxx (46) / Marshalls (35) / HomeGoods (14)
(2)	Bed Bath (48) / World Market (20) / buybuy Baby (9) / CTS (1)
(3)	Walmart (22) / Sam's Club (4) / Neighborhood Market (2)
(4)	Dick's Sporting Goods (30) / Golf Galaxy (2)
(5)	Ross Dress For Less (56) / dd's Discounts (2)
(6)	Office Depot (16) / OfficeMax (44)
(7)	Gap (4) / Old Navy (51) / Banana Republic (3)
(8)	Kroger (24) / Harris Teeter (6) / King Soopers (1)
(9)	Catherine's (10) / Dress Barn (30) / Justice (25) / Lane Bryant (27) / Maurice's (12)
(10)	Toys "R" Us (6) / Babies "R" Us (14) / Toys-Babies Combo (5)
(11)	7 leases are guaranteed by Koninklijke Ahold NV, Rated BBB / Baa3 / BBB
(12)	Sears (4) / Kmart (11)
(13)	Stop & Shop (3) / Martin's (2) / Others (2)
(14)	Rainbow (23) / 5-7-9 (6) / Marianne (9)

DDR Corp.

Capital Structure

$, shares and units in millions, except per share

	September 30, 2014		September 30, 2013
	Amount	% of Total	Amount	% of Total
Capital Structure
Common Shares Equity	$6,050.4	52%	$5,097.8	50%
Perpetual Preferred Stock	350.0	3%	405.0	4%

	6,400.4	55%	5,502.8	54%
Unsecured Credit Facilities	23.5	0%	42.9	0%
Unsecured Term Loan	350.0	3%	350.0	4%
Unsecured Public Debt	2,775.8	24%	2,477.4	25%
Secured Term Loan	400.0	3%	400.0	4%
Fixed Rate Mortgage Debt	1,568.6	14%	1,237.2	12%
Variable Rate Mortgage Debt	95.5	1%	97.1	1%

	5,213.4	45%	4,604.6	46%

Total	$11,613.8	100%	$10,107.4	100%

Capital Structure Detail
Debt to Market Capitalization	44.9%		45.6%
Common Shares Outstanding	360.2		324.1
Operating Partnership Units	1.4		0.4
Market Value per Share	$16.73		$15.71
Accretion on Convertible Notes (excluded above)	$12.9		$24.1
Partners' Share of Consolidated Debt (included above)	$9.9		$19.6
DDR Share of Unconsolidated Debt (excluded above)	$479.4		$692.8

Credit Ratings			Covenants
				Covenant	Actual
	Debt Rating	Outlook		Threshold	Covenant

Moody's	Baa2	Stable	Total Debt to Real Estate Assets Ratio	≤ 65%	49%
S&P	BBB-	Stable	Secured Debt to Assets Ratio	≤ 40%	18%
Fitch	BBB-	Stable	Unencumbered Assets to Unsecured Debt	≥ 135%	222%
			Fixed Charge Coverage Ratio	≥ 1.5x	2.1x

DDR Corp.

Debt / EBITDA

$ in millions
	3Q14	3Q13
Consolidated
Net income (loss) to DDR	$68.6	($0.4)
Impairments	1.8	9.3
Depreciation and amortization	99.5	70.0
Interest expense	58.1	54.7
Gain on change in control of interests, net	(4.0)	0.0
Other expenses (income), net	2.8	2.5
Equity in net income of JVs	(3.6)	(3.8)
Income tax (benefit) expense	(0.2)	0.4
EBITDA adjustments from discontinued operations	(53.5)	14.4
Gain on disposition of real estate, net	(2.3)	(1.9)
Adjustments for non-controlling interests	(2.7)	(0.2)
JV FFO (at DDR share)	8.4	12.7
Other JV adjustments (at DDR share)	0.0	(0.4)

EBITDA - current quarter	172.9	157.3
EBITDA - annualized	691.6	629.2

Consolidated debt	5,236.1	4,596.1
Partner share of consolidated debt	(9.9)	(19.6)
Face value adjustments	(22.7)	8.5
Cash and restricted cash	(141.7)	(60.3)

Net adjusted debt	$5,061.8	$4,524.7

Debt / EBITDA - Consolidated (1)	7.32x	7.19x

Pro rata including JVs
EBITDA - current quarter	179.3	168.9
EBITDA - annualized	717.2	675.6

Consolidated net debt	5,061.8	4,524.7
JV debt (at DDR share)	479.4	691.5
Cash and restricted cash	(18.8)	(97.6)

Net adjusted debt	$5,522.4	$5,118.6

Debt / EBITDA - Pro rata (1)	7.70x	7.58x

(1)	Acquisition of partner’s interest in joint venture that owned seven assets occurred on September 30, 2014, contributing zero EBITDA for 3Q14.

DDR Corp.

Debt Summary

$ in millions
	Consolidated			Unconsolidated
			Interest			Interest
	Total	Total	Rate	Total	Total	Rate
	100%	DDR Share	DDR Share	100%	DDR Share	DDR Share
Debt Composition
Unsecured Credit Facilities	$23.5	$23.5	2.37%
Unsecured Term Loan	350.0	350.0	3.05%
Unsecured Public Debt	2,762.9	2,762.9	5.26%
Secured Term Loan	400.0	400.0	1.60%
Fixed Rate Mortgage Loans	1,568.6	1,558.7	5.38%	$2,027.3	$394.0	5.49%
Variable Rate Mortgage Loans	95.5	95.5	2.05%	543.9	85.3	3.61%

Subtotal	5,200.5	5,190.6	4.79%	2,571.2	479.3	5.16%
Fair Market Value Adjustment	35.6	35.6		1.3	0.1

Total	$5,236.1	$5,226.2	4.79%	$2,572.5	$479.4	5.16%

	Scheduled	Secured	Unsecured			Interest
	Principal	Debt	Debt	Total	Total	Rate
	Payments	Maturities	Maturities	100%	Pro Rata	Pro Rata
Consolidated Maturity Schedule (1)
2014	$8.1	$0.0	$0.0	$8.1	$8.1	0.00%
2015	36.7	429.1	503.0	968.8	968.8	4.51%
2016	30.7	140.1	240.0	410.8	410.8	7.99%
2017	29.7	216.9	373.5	620.1	620.1	6.17%
2018	22.7	487.6	382.2	892.5	892.5	3.60%
2019	16.5	169.3	300.0	485.8	485.8	4.05%
2020	7.3	280.2	300.0	587.5	587.5	6.11%
2021	4.4	126.5	300.0	430.9	430.9	3.93%
2022	0.1	42.8	450.0	492.9	483.0	4.67%
2023 and beyond	0.0	15.4	300.0	315.4	315.4	3.23%
Unsecured debt discount			(12.3)	(12.3)	(12.3)

	$156.2	$1,907.9	$3,136.4	$5,200.5	$5,190.6	4.79%
Unconsolidated Maturity Schedule (1)
2014	$2.5	$196.6	$0.0	$199.1	$35.5	6.69%
2015	9.0	120.4	0.0	129.4	26.0	6.45%
2016	7.6	133.1	0.0	140.7	12.4	6.00%
2017	7.3	1,361.8	0.0	1,369.1	264.7	5.50%
2018	4.4	143.2	0.0	147.6	29.8	4.60%
2019	4.0	382.3	0.0	386.3	58.5	2.24%
2020	4.2	19.9	0.0	24.1	6.2	5.25%
2021	3.4	80.5	0.0	83.9	31.7	5.41%
2022	2.2	0.0	0.0	2.2	0.4	0.00%
2023 and beyond	2.4	86.4	0.0	88.8	14.1	4.43%

Total	$47.0	$2,524.2	$0.0	$2,571.2	$479.3	5.16%

% of Total	Consolidated			Unconsolidated
Fixed	91.9%			78.8%
Variable	8.1%			21.2%
Recourse to DDR	69.5%			0.0%
Non-recourse to DDR	30.5%			100.0%

(1)	Assumes borrower extension options are exercised.

DDR Corp.

Consolidated Debt Detail

$ in millions	Balance	Balance	Maturity	Interest
	100%	DDR Share	Date (1)	Rate (2) (3)
Senior Debt:
Unsecured Revolver ($750m)	$23.5	$23.5	04/18	L + 115
Unsecured Revolver ($65m)	0.0	0.0	04/18	L + 115
Unsecured Term Loan ($50m)	50.0	50.0	01/17	L + 150
Unsecured Term Loan ($300m)	300.0	300.0	01/19	L + 190
Secured Term Loan ($400m)	400.0	400.0	04/18	L + 135

	$773.5	$773.5
Public Debt:
Unsecured Notes	$153.0	$153.0	05/15	5.50%
Convertible Notes (4)	337.1	337.1	11/15	1.75%
Unsecured Notes	239.7	239.7	03/16	9.63%
Unsecured Notes	300.0	300.0	04/17	7.50%
Unsecured Notes	299.0	299.0	04/18	4.75%
Unsecured Notes	82.2	82.2	07/18	7.50%
Unsecured Notes	298.5	298.5	09/20	7.88%
Unsecured Notes	298.2	298.2	01/21	3.50%
Unsecured Notes	456.8	456.8	07/22	4.63%
Unsecured Notes	298.4	298.4	05/23	3.38%

	$2,762.9	$2,762.9
Mortgage Debt:
Hamilton Commons, NJ	1.9	1.9	09/15	4.70%
Woodfield Village Green, IL	65.6	65.6	09/15	6.40%
Carillon Place, FL	25.7	25.7	09/15	6.40%
Fairfax Towne Center, VA	39.0	39.0	09/15	6.40%
Shoppers World, MA	127.9	127.9	09/15	6.40%
Winter Garden Village, FL	104.1	104.1	10/15	6.10%
Cumming Town Center, GA	33.8	33.8	10/15	6.10%
Silver Spring Square, PA	38.0	38.0	10/15	6.35%

Tops Plaza, NY	2.4	2.4	01/16	8.00%
The Maxwell, IL	51.1	51.1	08/16	L + 285
Freedom Plaza, NY	0.9	0.9	09/16	7.85%
Sycamore Crossing, OH	63.7	63.7	12/16	5.81%

Falcon Ridge Town Center, CA	43.5	43.5	01/17	5.68%
Vista Village, CA	33.2	33.2	04/17	5.71%
Walmart Supercenter, NC	3.7	3.7	08/17	6.00%
Connecticut Commons, CT	47.6	47.6	10/17	5.01%
Riverdale Village, MN	26.1	26.1	10/17	5.01%
Riverdale Village Perimeter, MN	32.7	32.7	10/17	5.01%
Lake Brandon Village, FL	9.4	9.4	10/17	5.01%

DDR Corp.

Consolidated Debt Detail

$ in millions	Balance	Balance	Maturity	Interest
	100%	DDR Share	Date (1)	Rate (2) (3)
Shoppers World Brookfield, WI	5.9	5.9	10/17	5.01%
Marketplace Of Brown Deer, WI	4.2	4.2	10/17	5.01%
Brown Deer Center, WI	7.9	7.9	10/17	5.01%
Thruway Plaza (Walmart), NY	1.7	1.7	10/17	6.78%

Tops Plaza, NY	7.1	7.1	01/18	7.05%
Falcon Ridge Town Center, CA	14.8	14.8	01/18	5.91%
Walmart Supercenter, SC	3.8	3.8	01/18	6.00%
Fortuna Center, VA	12.1	12.1	02/18	6.18%
Johns Creek Town Center, GA	24.6	24.6	03/18	5.06%
Southland Crossings, OH	24.6	24.6	03/18	5.06%
The Promenade at Brentwood, MO	31.2	31.2	03/18	5.06%
DDR Headquarters, OH	29.1	29.1	03/18	L + 105
Mohawk Commons, NY	10.3	10.3	12/18	5.75%

Lowes, TN	4.2	4.2	01/19	7.66%
Nassau Park Pavilion, NJ	57.0	57.0	02/19	3.40%
Bandera Pointe, TX	24.8	24.8	02/19	3.40%
Presidential Commons, GA	21.2	21.2	02/19	3.40%
Plaza Cayey, PR	21.0	21.0	06/19	7.59%
Plaza Fajardo, PR	25.2	25.2	06/19	7.59%
Plaza Isabela, PR	22.2	22.2	06/19	7.59%
Plaza Walmart, PR	11.8	11.8	06/19	7.59%
Mariner Square, FL	2.7	2.7	09/19	9.75%

Northland Square, IA	5.3	5.3	01/20	9.38%
Plaza Rio Hondo, PR	125.7	125.7	01/20	3.95%
Easton Marketplace, OH	50.2	50.2	01/20	3.95%
The Fountains, FL	45.8	45.8	01/20	3.95%
Perimeter Pointe, GA	43.3	43.3	01/20	3.95%
Polaris Towne Center, OH	43.8	43.8	04/20	6.76%

Chapel Hills West, CO	12.7	12.7	06/21	5.49%
West Valley Marketplace, PA	10.3	10.3	07/21	6.95%
Plaza Escorial, PR	74.7	74.7	07/21	3.59%
Wrangleboro Consumer Sq, NJ	61.1	61.1	10/21	5.41%
Chapel Hills East, CO	8.6	8.6	12/21	5.24%

Paradise Village Gateway, AZ	30.0	20.1	01/22	4.65%
Macedonia Commons, OH	19.5	19.5	02/22	5.71%

DDR Corp.

Consolidated Debt Detail

$ in millions	Balance	Balance	Maturity	Interest
	100%	DDR Share	Date (1)	Rate (2) (3)
Gulfport Promenade, MS	15.4	15.4	12/37	S + 41

	$1,664.1	$1,654.2
FMV adjustment - assumed debt	35.6	35.6

Total	$1,699.7	$1,689.8

Rate Type
Fixed	$4,781.5	$4,771.6	4.2 years	5.07%
Variable	419.0	419.0	4.0 years	1.68%

	$5,200.5	$5,190.6	4.2 years	4.79%
Perpetual Preferred Stock
Class J	$200.0	$200.0	Perpetual	6.500%
Class K	150.0	150.0	Perpetual	6.250%

Interest Rate Swaps
Underlying Debt Hedged:	Notional Amount	Rate Hedged	Fixed Rate	Termination Date
Unsecured Term Loan	$50.0	1 mo. LIBOR	0.56%	6/1/15
Secured Term Loan	100.0	1 mo. LIBOR	0.53%	7/1/15
Mortgage Portfolio	80.4	1 mo. LIBOR	2.81%	9/1/17
Unsecured Term Loan	100.0	1 mo. LIBOR	0.88%	1/2/18
Unsecured Term Loan	200.0	1 mo. LIBOR	1.54%	2/1/19

(1)	Assumes borrower extension options are exercised.
(2)	L = LIBOR, S = SIFMA.
(3)	Does not include discounts or premiums.
(4)	May be net settled prior to November 2015 with DDR's common stock once the price rises above 125% of $14.96 at 9/30/2014. The conversion price is subject to future adjustments in the quarterly dividend. The balance is to be settled in cash. Included in this amount is a $12.9 million reduction as compared to the face value of the convertible notes.

DDR Corp.

Unconsolidated Debt Detail

$ in millions	Balance	Balance	Maturity	Interest
	100%	DDR Share	Date (1)	Rate (2) (3)
DDR Domestic Retail Fund I
Village Center, WI	$10.3	$2.1	04/15	4.21%
West Falls Plaza, NJ	10.0	2.0	04/15	4.21%
52 Additional Assets	883.5	176.7	07/17	5.60%
Heather Island, FL	4.5	0.9	02/18	3.56%
Hilliard Rome, OH	12.0	2.4	02/18	3.56%

	$920.3	$184.1
DDRTC Core Retail Fund
Pool 1 (9 assets)	$350.2	$52.5	03/17	5.45%
Pool 5 (11 assets) (3)	217.0	32.6	02/19	L + 180
Pool 3 (6 assets) (3)	165.3	24.8	03/19	L + 225
Birkdale Village, NC	82.5	12.4	04/24	4.30%

	$815.0	$122.3
Coventry II
Bloomfield Park, MI (4)	$21.9	$0.0	12/08	P + 300
DDR SM (10 assets) (4)	6.6	1.4	09/14	L + 350
DDR SM (10 assets) (4)	32.7	6.5	09/14	L + 525
Totem Lake Mall, WA (4)	27.5	5.5	06/15	L + 650
Buena Park, CA (3)	73.0	14.6	06/15	L + 625
DDR SM (7 assets) (4)	27.1	5.4	09/16	6.75%
Christown Spectrum Mall, AZ	65.2	13.0	04/18	4.80%
Fairplain Plaza, MI	18.3	3.7	05/23	4.85%

	$272.3	$50.1
DDR-SAU Retail Fund
DDR-SAU Retail Fund (18 assets)	$106.6	$21.3	09/17	4.74%
DDR-SAU Retail Fund (9 assets)	71.1	14.2	04/18	4.65%

	$177.7	$35.5
Other Joint Ventures
DDR Markaz II (11 assets)	$135.4	$27.1	11/14	7.15%
BRE DDR Retail Holdings I (12 Assets)	109.5	5.5	04/16	5.25%
Lennox Town Center Limited, OH	1.0	0.5	07/17	6.44%
Lennox Town Center Limited, OH	26.0	13.0	07/17	5.64%
RO & SW Realty (9 assets)	19.9	5.0	10/20	5.25%
Sun Center Limited, OH	22.5	17.8	05/21	5.99%
RVIP IIIB, Deer Park, IL	71.6	18.4	09/21	4.84%

	$385.9	$87.3

DDR Corp.

Unconsolidated Debt Detail

$ in millions	Balance	Balance	Maturity	Interest
	100%	DDR Share	Date (1)	Rate (2) (3)
Subtotal	$2,571.2	$479.3
FMV Adjustment - Assumed Debt	1.3	0.1

Total	$2,572.5	$479.4
Rate Type
Fixed	$2,027.3	$394.0	3.2 years	5.49%
Variable	543.9	85.3	3.1 years	3.61%

	$2,571.2	$479.3	3.2 years	5.16%

(1)	Assumes borrower extension options are exercised.
(2)	L = LIBOR, P = Prime

(3) Loans with floor interest rates:	Floor:
DDRTC Holdings Pool 5 (11 assets)	1 mo. LIBOR of 0.25%
DDRTC Holdings Pool 3 (6 assets)	1 mo. LIBOR of 0.25%
Buena Park, CA	1 mo. LIBOR of 0.75%

(4)	Includes $115.8 million of non-recourse debt ($18.8 million at DDR's share) associated with joint ventures for which the Company has written its investment down to zero and is recovering no allocation of income.

DDR Corp.

Analyst Coverage

Corporate Headquarters		Investor Relations
DDR Corp.		Matt Lougee
3300 Enterprise Parkway		Toll Free: (877) 225-5337
Beachwood, Ohio 44122		Main: (216) 755-5500
Website: www.ddr.com		Email: mlougee@ddr.com

Equity Research
Bank of America Merrill Lynch	Craig Schmidt	craig.schmidt@baml.com	(646) 855-3640
	Katharine Hutchins	katharine.hutchins@baml.com	(646) 855-1681

Capital One	Chris Lucas	christopher.lucas@capitalone.com	(571) 633-8151

Citigroup	Michael Bilerman	michael.bilerman@citi.com	(212) 816-1383
	Christy McElroy	christy.mcelroy@citi.com	(212) 816-6981

Cowen & Company	Jim Sullivan	james.sullivan@cowen.com	(646) 562-1380

Deutsche Bank	Vincent Chao	vincent.chao@db.com	(212) 250-6799

DISCERN	Dave Wigginton	dwigginton@discern.com	(646) 863-4177

Goldman Sachs	Andrew Rosivach	andrew.rosivach@gs.com	(212) 902-2796
	Caitlin Burrows	caitlin.burrows@gs.com	(212) 902-4736

Green Street Advisors	Cedrik Lachance	clachance@greenstreetadvisors.com	(949) 640-8780
	Jason White	jwhite@greenstreetadvisors.com	(949) 640-8780

Hilliard Lyons	Carol Kemple	ckemple@hilliard.com	(502) 588-1839

ISI Group	Steve Sakwa	ssakwa@isigrp.com	(212) 446-9462
	Samir Khanal	skhanal@isigrp.com	(212) 888-3796

Janney Montgomery Scott	Mike Gorman	mgorman@janney.com	(215) 665-6224

Jefferies and Company	Tayo Okusanya	tokusanya@jefferies.com	(212) 336-7076

J.P. Morgan	Michael Mueller	michael.w.mueller@jpmorgan.com	(212) 622-6689

KeyBanc Capital Markets	Jordan Sadler	jsadler@keybanccm.com	(917) 368-2280
	Todd Thomas	tthomas@keybanccm.com	(917) 368-2286

MLV & Co.	Paul Morgan	pmorgan@mlvco.com	(415) 325-4187

Morgan Stanley	Haendel St. Juste	haendel.stjuste@morganstanley.com	(212) 761-0071
	Catherine Klinchuch	catherine.klinchuch@morganstanley.com	(212) 296-8581

RBC Capital Markets	Rich Moore	rich.moore@rbccm.com	(440) 715-2646

Sandler O'Neill	Alex Goldfarb	agoldfarb@sandleroneill.com	(212) 466-7937
	Andrew Schaffer	aschaffer@sandleroneill.com	(212) 466-8062

SunTrust Robinson Humphrey	Ki Bin Kim	kibin.kim@suntrust.com	(212) 303-4124

UBS	Ross Nussbaum	ross.nussbaum@ubs.com	(212) 713-2484
	Jeremy Metz	jeremy.metz@ubs.com	(212) 713-2429

Wells Fargo	Jeff Donnelly	jeff.donnelly@wellsfargo.com	(617) 603-4262
	Tamara Fique	tamara.fique@wellsfargo.com	(443) 263-6568

Fixed Income Research

Barclays	Peter Troisi	peter.troisi@barclays.com	(212) 412-3695

Citigroup	Tom Cook	thomas.n.cook@citigroup.com	(212) 723-1112

J.P. Morgan	Mark Streeter	mark.streeter@jpmorgan.com	(212) 834-5086

Wells Fargo	Thierry Perrein	thierry.perrein@wachovia.com	(704) 715-8455

DDR Corp.

Notable Accounting and Supplemental Policies

Revenues

•	Percentage and overage rents are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.

•	Tenant reimbursements are recognized in the period in which the expenses are incurred.

•	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

General and Administrative Expenses

•	General and administrative expenses include certain internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred.

•	All internal and external acquisition costs are expensed as incurred.

•	The Company does not capitalize any executive officer compensation.

•	General and administrative expenses include executive property management compensation and related expenses. Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

•	Costs incurred in obtaining financing are included in deferred charges and amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated statements of operations.

Real Estate

•	Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property’s estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Construction in progress includes shopping center developments and significant expansions and redevelopments.

•	Acquisitions of a partner’s interest in an unconsolidated joint venture in which a change of control has occurred are recorded at fair value.

•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	20 to 40 years
Building Improvements	5 to 20 years
Furniture/Fixtures/Tenant Improvements	Shorter of economic life or lease terms

DDR Corp.

Notable Accounting and Supplemental Policies

Capitalization

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.

•	The Company capitalizes interest on funds used for the construction or expansion of shopping centers and certain construction administration costs. Capitalization of interest and administration costs ceases when construction activities are completed and the property is available for occupancy by tenants or when activities are suspended.

•	Interest expense and real estate taxes incurred during construction are capitalized and depreciated over the building life.

Gains on Sales of Real Estate

•	Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.

•	Gains or losses on the sales of operating shopping centers are generally reflected as discontinued operations.

Leasing Spreads

•	Leasing spreads are calculated by comparing the prior tenant’s annual base rent in the final year of the old lease to the new tenant’s annual base rent in the first year of the new lease. The reported calculation, “Comparable”, only includes deals executed within one year of the date that the prior tenant vacated. “Non-comp” deals consist of deals not executed within one year of the date the prior tenant vacated, deals which resulted in a significant difference in size, or deals for space which was vacant at acquisition.

Same Store NOI (“SSNOI”)

•	Excludes development, redevelopment, straight-line rental income and expenses, lease termination income, FMV of leases and provisions for uncollectible amounts and/or recoveries thereof; includes assets owned in comparable periods (15 months for quarter comparisons).

Net Effective Rents

•	Net effective rents are calculated as a weighted average per rentable square foot over the lease term with full consideration for all costs associated with leasing the space rather than pro rata costs. Landlord work represents property level improvements associated with the lease transactions; however, those improvements are attributed to the landlord’s property value and typically extend the life of the asset in excess of the lease term.

ddr listed NYSE Investor Relations Department | 3300 Enterprise Parkway Beachwood, Ohio 44122 | P. 216.755.5500 | F. 216.755.1500 | www.ddr.com